June 29, 2022

BNY MELLON INVESTMENT FUNDS VI

- BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Torrey Zaches, CFA and James Stavena are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018 and June 2022, respectively. Messrs. Zaches and Stavena are employed by NIMNA. Mr. Zaches is a portfolio manager at NIMNA. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. Messrs. Zaches and Stavena allocate the fund's assets among equity portfolio managers employed by NIMNA and fixed-income portfolio managers employed by INA. The fund's primary portfolio managers responsible for the portion of the fund's assets allocated to equity investments (and when they first held such position) are: Brian C. Ferguson (March 2007), John C. Bailer, CFA (December 2015), James A. Lydotes, CFA (September 2016), Matthew T. Jenkin (July 2020), Karen Behr (September 2021), Keith Howell (September 2021) and John R. Porter III (October 2021). David Bowser, CFA is the fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income investments, a position he has held since March 2008.

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The following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management" in the prospectus:

Torrey Zaches, CFA and James Stavena are the fund's primary portfolio managers responsible for overall asset allocation for the fund, positions they have held since November 2018 and June 2022, respectively. Mr. Zaches is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998. Mr. Stavena is Head of Portfolio Management, Multi-Asset Solutions at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1998.

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